American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                      Transactions effected pursuant to Rule 10f-3

Transaction # 1: Emerging Opportunities Fund, purchase of
 Infinity Broadcasting Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Allen & Co.  Allen & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 2,000 Shares of Infinity Broadcasting Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $20.50 per unit on December 9, 1998. The underwriting selling concession was 0.50. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0015% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 2: Long-Term Bond Fund, purchase of Joseph Seagram & Sons, 7.60%, due 12/15/28.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $4,260,000 principal face of Joseph Seagram & Sons, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.801 per unit on December 11, 1998. The underwriting spread paid was 0.70%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.12% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.70% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 3: Intermediate-Term Bond Fund, purchase of Associates Corp. of
  NA, 6.25%, due 11/01/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Warburg Dillon Reed. Warburg Dillon Reed was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $4,800,000 principal face of Associates Corp. of NA, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.735 per unit on October 27, 1998. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.32% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 4: Intermediate-Term Bond Fund, purchase of Raytheon Corp.,
 6.15%, due 11/1/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    CS First Boston. CS First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $4,800,000 principal face of Raytheon Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.736 per unit on November 1, 1998. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.64% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 5: Intermediate-Term Bond Fund, purchase of  Toyota Motor,
 5.625%, due 11/13/03

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Warburg Dillon Reed. Warburg Dillon Reed was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $3,000,000 principal face of Toyota Motor, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.837 per unit on November 9, 1998. The underwriting spread paid was 0.30%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.30% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.30% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 6: Intermediate-Term Bond Fund, purchase of Household Finance,
 6.50%, due 11/15/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $4,000,000 principal face of Household Finance, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.790 per unit on November 9, 1998. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.40% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 7: Intermediate-Term Bond Fund, purchase of Petro GeoServices,
 6.25%, due 11/19/03

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $5,600,000 principal face of Petro GeoServices, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.560 per unit on November 12, 1998. The underwriting spread paid was 0.60%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 2.24% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.60% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 8: Intermediate-Term Bond Fund, purchase of Sprint Capital Corp.,
 6.125% due 11/15/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    CS First Boston. CS First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,000,000 principal face of Sprint Capital Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.927 per unit on November 10, 1998. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.40% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 9: Intermediate-Term Bond Fund, purchase of Bayerische Landesbank,
 5.875%, due 12/01/08

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,000,000 principal face of Bayerische Landesbank, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.917 per unit on November 19, 1998. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 2.40% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 10: Intermediate-Term Bond Fund, purchase of Monsanto Company,
 5.75%, due 12/01/05

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $5,600,000 principal face of Monsanto Company, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.735 per unit on December 04, 1998. The underwriting spread paid was 0.625%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.93% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.625% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                          Form: N-SAR December 31, 1998
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 11: Intermediate-Term Bond Fund, purchase of Raytheon Co., 6.00%, due 12/15/10

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    CS First Boston. CS First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,000,000 principal face of Raytheon Co., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.000 per unit on December 9, 1998. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 2.40% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled fourth quarter 1998 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.